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                                                                     Exhibit 4.3

                            BioSphere Medical, Inc.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                     CUSIP 09066V 10

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     THIS CERTIFIES THAT                                      SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS






     IS THE OWNER OF

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 fully paid and non-assessable shares of the Common Stock, $0.01 par value, of

                              CERTIFICATE OF STOCK

--------------------------- BIOSPHERE MEDICAL, INC. ----------------------------

   transferrable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned.

     This certificate and the shares of Common Stock represented hereby are issued and held subject to the laws of the State of Delaware and to the Cerificate of Incorporation and the By-laws of the Corporation, each as from time to time amended. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

DATED:
                              AUTHORIZED SIGNATURE
                                                         BIOSPHERE MEDICAL, INC.


    /s/ Philip V. Holberton   [BIOSPHERE FACSIMILE       /s/ John M. Carnuccio
              SECRETARY               SEAL]                        PRESIDENT


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                            BIOSPHERE MEDICAL, INC.

     The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation as set forth in the Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM -- as tenants in common          UNIF GIFT MIN ACT................Custodian...................
                                                                    (Cust)                     (Minor)
     TEN ENT -- as tenants by the entireties                         Under Uniform Gift to Minors Act
                                                                            ...................
     JT TEN  -- as joint tenants with right of                                    (State)
                survivorship and not as tenants
                in common

     Additional abbreviations may also be used though not in the above list




For value received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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 ................................................................................
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS including POSTAL ZIP CODE OF ASSIGNEE


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 ....................................................................... Shares
of the capital stock represented by the within Certificate, and do hereby irevocably constitute and appoint ..............................................
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ...............................


                                                ................................

     NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.